SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this "Subscription Agreement") is made by and between Sustainable Projects Group Inc., a Nevada corporation (the "Company"), and the undersigned ("Subscriber") as of the date this Subscription Agreement is accepted by the Company, as set forth on the Company's signature page hereto.

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), Rule 506 promulgated thereunder and/or Regulation S under the Securities Act, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, that number of shares of the Company's common stock, $0.0001 par value per share ("Common Stock") set forth on the signature page hereto, to persons who are not U.S. persons under Regulation S and/or persons who are "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act), in a private placement (the "Offering"); and

WHEREAS, the Subscriber understands that the Offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to "accredited investors" or non-U.S. persons.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Subscription for Shares.

(a) Subscription for Shares. Subject to the terms and conditions hereinafter set forth, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such amounts of Common Stock as is set forth on the signature page hereof (the "Shares") at a price per Share and for an aggregate purchase price as set forth on the signature page hereof (the "Purchase Price"), and the Company agrees to sell such Shares to Subscriber for the Purchase Price, subject to the Company's right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below). Subscriber acknowledges that Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement. Subscriber further acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement.

2. Terms of Subscription.

(a) Payment. Subscriber shall make payment for the Shares to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds at or prior to the Closing.

(b) Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing (as defined

below). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to such person would constitute a violation of the securities, "blue sky" or other similar laws.

(b) Closing. The Offering may be consummated at such place (or by electronic transmission) as may be mutually agreed upon by the parties at a closing (the "Closing") to occur on a date as may be determined by the Company, at a time as may be determined by the Company. Subsequent closings may occur at the discretion of the Company.

(c) Closing Deliverables. At the Closing: (i) Subscriber shall deliver the Purchase Price; and (ii) the Company shall deliver the Shares to Subscriber in book-entry form. The Shares shall bear an appropriate electronic legend referring to the fact that the Shares are subject to transfer restrictions as set forth in the Securities Act.

3. Representations and Warranties of Subscriber.

Subscriber represents and warrants to the Company that:

(a) Reliance on Exemptions. Subscriber understands that the Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under state securities laws, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Subscriber's compliance with, the representations, warranties, agreements, acknowledgements, and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Shares. The Company may only make offers to sell the Shares to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The undersigned has not received an offer to purchase Shares inside the United States and will not originate a buy order inside the United States.

(b) Investment Purpose. The undersigned is either (i) an "accredited investor" if a U.S. investor, or (ii) not a U.S. person as defined under Rule 902 of Regulation S, and the Shares are being purchased for Subscriber's own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and permitted by the articles of incorporation of the Company. Subscriber has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Shares which Subscriber hereby subscribes to purchase, or any interest therein, and Subscriber has no present plans to enter into any such contract,

undertaking, agreement, or arrangement. Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.

(c) Accredited Investor. Subscriber, if a U.S. investor, is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as amended to date, a summary of which is attached hereto as **Exhibit B**, and Subscriber is able to bear the economic risk of any investment in the Shares and in the Company. Subscriber shall complete and deliver to the Company prior to Closing an executed copy of the Accredited Investor Questionnaire attached hereto as **Exhibit A**.

(d) Risk of Investment. Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

(e) Use of Proceeds. Subscriber understands that the net proceeds of the Offering will be used for operations of the Company and general corporate purposes.

(f) Prior Investment Experience. Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that Subscriber is capable of evaluating the merits and risks of the investment in the Shares. Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(g) Information and Non-Reliance.

(i) Subscriber acknowledges that Subscriber has carefully reviewed this Subscription Agreement, which Subscriber acknowledges has been provided to Subscriber. Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Subscription Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as Subscriber reasonably desires in order to evaluate the investment. Subscriber understands the Subscription Agreement, and Subscriber has had the opportunity to discuss any questions regarding the Subscription Agreement with Subscriber's counsel or other advisor. Notwithstanding the foregoing, the only information upon which Subscriber has relied is that set forth in the Subscription Agreement and the results of independent investigation by Subscriber. Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Subscription Agreement. Subscriber does not desire to receive any further information.

(ii) The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Shares.

(iii) The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Shares or (ii) made any representation to the Subscriber regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Shares is suitable and appropriate for the Subscriber.

(h) Tax Consequences. Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. Subscriber acknowledges that Subscriber must retain Subscriber's own professional advisors to evaluate the tax and other consequences of an investment in the Shares. Subscriber intends to acquire the Shares without regard to tax consequences.

(i) Transfer or Resale. The Subscriber is acquiring the Shares solely for the Subscriber's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Subscriber acknowledges that Subscriber may be precluded from selling or otherwise disposing of the Shares for an indefinite period of time. Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Securities Act. Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of Subscriber's name only when Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws.

(j) No General Solicitation. Subscriber was not induced to invest in the Company or in the Shares by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising; and (iii) any solicitation within the United States.

(k) Due Authorization; Enforcement. Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Shares, to

execute, deliver and perform Subscriber's obligations under this Subscription Agreement and when executed and delivered by Subscriber, this Subscription Agreement will constitute legal, valid and binding agreements of Subscriber enforceable against Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l) Address. The residence address of Subscriber furnished by Subscriber on the signature page hereto is Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(m) Compliance with Laws. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore.

(n) Accuracy of Representations and Warranties. The information set forth herein concerning Subscriber is true and correct. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

(o) Entity Representation. If Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

4. Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that:

(a) Organization. The Company is organized and validly existing in good standing under the laws of the state of Nevada.

(b) Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The

Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable.

(c) Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

5. Conditions to Obligations of the Subscriber and the Company.

The obligations of the Subscriber to purchase and pay for the Shares specified on the signature page hereof and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6. Legends.

The Shares sold pursuant to this Subscription Agreement will bear electronic legends in substantially the following form:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY."

and other legend language that may be determined by the Company and its counsel from time to time.

7. United States Anti-Money Laundering Program. The Subscriber understands that the Company's Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the "USA PATRIOT Act"). As a condition to acceptance of the Subscriber's investment in the Company, the

Subscriber makes the representations and agreements set forth on **Annex A** attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of the Subscriber and the underlying beneficial owner of the Subscriber's interest in the Company. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, the Company may refuse to accept a subscription or may cause the withdrawal of the Subscriber from the Company.

8. Miscellaneous

(a) Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company: Sustainable Projects Group Inc.
2316 Pine Ridge Rd
Naples, FL 34109
Phone: +45 31646400
E-mail: sma@lithiumharvest.com
Attention: Sune Mathiesen, CEO

with a copy to: Ben A. Stacke
2200 Wells Fargo Center
90 S. Seventh Street
Minneapolis, Minnesota 55402
E-mail: ben.stacke@faegredrinker.com

If to Subscriber, to its residence address (or mailing address, if different) and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b) Entire Agreement; Amendment. This Subscription Agreement, which includes the exhibits referred to herein, supersedes all other prior oral or written agreements between Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and Subscriber.

(c) Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not

affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(d) Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule.

(e) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(f) No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(g) Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

(i) Legal Representation. Subscriber acknowledges that: (i) Subscriber has read this Subscription Agreement and the exhibits referred to herein; (ii) Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Subscription Agreement; and (iii) Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(j) Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(k) Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in "portable document format" (".pdf") form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Subscription Agreement as to the parties.

[*SIGNATURE PAGES FOLLOW*]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Subscriber has caused this Subscription Agreement to be duly executed and, by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Shares offered by the Company in the amount set forth below.

SUBSCRIBER:

____
Signature

____
Print Name

____
Signature of joint investor, if applicable

____
Print name of joint investor, if applicable

Check one (if applicable)

[ ] Tenants in Common

[ ] JTWROS

[ ] Tenants by Entirety

Date: ____________ ____, 2023

Shares (number of shares of Common Stock subscribed for):_______________

Price Per Share: USD $0.35

Purchase Price (_______________ x $0.35): $_______________

Residence Address:

____
____
____
____

Mailing Address, if different from Residence Address:

____
____
____
____

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

– PLEASE DO NOT WRITE BELOW THIS LINE –

COMPANY USE ONLY

Accepted and Agreed:

SUSTAINABLE PROJECTS GROUP INC.

By:	______________________________
Name:	Sune Mathiesen
Title:	President and Chief Executive Officer

As of: ____________ ____, 2023